1. Registration Information

Owner's Name ________________________________________
SSN/TIN (include dashes) _______________________
Address (number and street) __________________________________________
City, State, ZIP _________________________________________
Date of Birth (mm/dd/yyyy) ___________________
Age _______
Sex     M ___   F ___
U.S. Citizen    Yes ___   No ___
Phone No. (include area code) ______________
E-Mail Address _______________

Joint Owner’s Name (Proceeds will be distributed in accordance with the Contract on the first death of either Owner. Spousal Joint Owner may continue the Contract.)
SSN/TIN (include dashes) _______________________
Address (number and street) __________________________________________
City, State, ZIP _________________________________________
Relationship to Owner _____________________
Date of Birth (mm/dd/yyyy) ___________________
Age _______
Sex    M ___   F ___
U.S. Citizen    Yes ___   No ___
Phone No. (include area code) ______________
E-Mail Address _______________

Annuitant's Name (if other than Owner) ________________________________
SSN/TIN (include dashes) _______________________
Address (number and street) __________________________________________
City, State, ZIP _________________________________________
Date of Birth (mm/dd/yyyy) ___________________
Age _______
Sex M ___   F ___
U.S. Citizen Yes ___   No ___
Phone No. (include area code) ______________
E-Mail Address _______________

Joint Annuitant's Name ________________________________
SSN/TIN (include dashes) _______________________
Date of Birth (mm/dd/yyyy) ___________________
Age _______
Sex M ___   F ___
U.S. Citizen Yes ___   No ___
Phone No. (include area code) ______________

2. Beneficiary Designation

Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed by the Owner, which includes names, percentages, and other required information.

Primary
Name ________________________________
SSN/TIN (include dashes) _______________________
Percentage (%) _______
Relationship to Owner ____________________
Address (number and street) __________________________________________
City, State, ZIP _________________________________________

____ Primary   ____ Contingent
Name ________________________________
SSN/TIN (include dashes) _______________________
Percentage (%) _______
Relationship to Owner ____________________
Address (number and street) __________________________________________
City, State, ZIP _________________________________________

____ Primary   ____ Contingent
Name ________________________________
SSN/TIN (include dashes) _______________________
Percentage (%) _______
Relationship to Owner ____________________
Address (number and street) __________________________________________
City, State, ZIP _________________________________________

____ Primary   ____ Contingent
Name ________________________________
SSN/TIN (include dashes) _______________________
Percentage (%) _______
Relationship to Owner ____________________
Address (number and street) __________________________________________
City, State, ZIP _________________________________________

3. Annuity Type

____ Non-Tax Qualified	____ IRA - Individual*
____ 401(k) qualified Savings Plan	____ IRA - Custodial*
____ HR-10 (Keogh) Plan	____ IRA - Roth*
____ 403(b) TSA (Direct Transfer Only)	*Tax Contribution Years and Amounts:
____ IRA - SEP	Year: _______ $ ___________
Other _____________________________	Year: _______ $ ___________

4. Transfer Information

____ IRC 1035 Exchange
____ Direct transfer
____ Direct Rollover
____ Non-Direct Rollover
____ Roth Conversion

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this contract. If for any reason the Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 20 days after delivery, and the Contract value will be returned.

VDA 105 Rev. 08/03                                                                                                                     V4373 Rev. 08/03

5. Initial Premium

Amount of premium with application: $ __________________________

Make all checks payable to Jackson National Life Insurance Company®

6. Income Date

Please specify date (mm/dd/yyyy): _____________

If an Income Date is not specified, age 90 (age 70 1/2 for Qualified Plans) of the Owner will be used.

7. Capital Protection Program

____Yes       _____ No           If "No", please proceed to Section 8.

Which Fixed Account Option do you wish to select for the Capital Protection Program? (Select only one.)
   ____ 1-Year    _____ 3-Year    _____ 5-Year    _____ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection Program, indicate how you would like the balance of your initial premium allocated in the Premium Allocation section below.

8. Premium Allocation              WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%

Portfolios

AIM/JNL® Large Cap Growth	_____________%
AIM/JNL Premier Equity II	_____________%
AIM/JNL Small Cap Growth	_____________%
Alger/JNL Growth	_____________%
Alliance Capital/JNL Growth	_____________%
Eagle/JNL Core Equity	_____________%
Eagle/JNL SmallCap Equity	_____________%
First Trust/JNL The DowSM Target 10	_____________%
First Trust/JNL The S&P® Target 10	_____________%
First Trust/JNL Target 25	_____________%
First Trust/JNL Target Small-Cap	_____________%
First Trust/JNL Global Target 15	_____________%
JPMorgan/JNL Enhanced S&P 500 ® Stock Index	_____________%
JPMorgan/JNL International Value	_____________%
Janus/JNL Aggressive Growth	_____________%
Janus/JNL Balanced	_____________%
Janus/JNL Capital Growth	_____________%
Lazard/JNL Mid Cap Value	_____________%
Lazard/JNL Small Cap Value	_____________%
Mellon Capital Management/JNL Bond Index	_____________%
Mellon Capital Management/JNL International Index	_____________%
Mellon Capital Management/JNL S&P 400 Mid Cap Index	_____________%
Mellon Capital Management/JNL S&P 500 Index	_____________%
Mellon Capital Management/JNL Small Cap Index	_____________%
Oppenheimer/JNL Global Growth	_____________%
Oppenheimer/JNL Growth	_____________%
PIMCO/JNL Total Return Bond	_____________%
PPM America/JNL Balanced	_____________%
PPM America/JNL High Yield Bond	_____________%
PPM America/JNL Money Market	_____________%
PPM America/JNL Value	_____________%
Putnam/JNL Equity	_____________%
Putnam/JNL International Equity	_____________%
Putnam/JNL Midcap Growth	_____________%
Putnam/JNL Value Equity	_____________%
Salomon Brothers/JNL Global Bond	_____________%
Salomon Brothers/JNL U.S. Government and Quality Bond	_____________%
S&P®/JNL Core Index 100	_____________%
S&P/JNL Core Index 75	_____________%
S&P/JNL Core Index 50	_____________%
S&P/JNL Conservative Growth I	_____________%
S&P/JNL Moderate Growth I	_____________%
S&P/JNL Aggressive Growth I	_____________%
S&P/JNL Equity Growth I	_____________%
S&P/JNL Equity Aggressive Growth I	_____________%
S&P/JNL Very Aggressive Growth I	_____________%
T. Rowe Price/JNL Established Growth	_____________%
T. Rowe Price/JNL Mid-Cap Growth	_____________%
T. Rowe Price/JNL Value	_____________%

Indexed Fixed Option
9-year __________%

Fixed Account Options 1-year __________%
3-year __________%
5-year __________%
7-year __________%

DCA+ 6-month __________%
12-month __________%

If DCA+ is selected, you must attach the Systematic Investment Form (V4375).

DCA+ provides an automatic monthly transfer to the selected Portfolios so the entire amount invested in this program, plus earnings, will be transferred by the end of the DCA+ Term selected.

All premium allocation options may not be available in all states.

VDA 105 Rev. 08/03                                                                                                                     V4373 Rev. 08/03

9. Replacement

Are you replacing an existing life insurance policy or annuity contract? ____ Yes     ____ No    If “Yes”, please complete this section.
Company Name ______________________________________	Contract No. _________________________________	Anticipated Transfer Amount $_________________
Company Name ______________________________________	Contract No. _________________________________	Anticipated Transfer Amount $_________________

10. Telephone/Electronic Transfers Authorization

I (We) authorize Jackson National Life® (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Financial Representative (subject to JNL’s then-current administrative procedures). JNL has procedures designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

Do you wish to authorize these types of transfers? _____ Yes   ____ No (If no election is made, JNL will default to “No” for residents of North Dakota and to “Yes” for residents of all other states.)

11. Optional Death Benefits

All optional death benefits may not be available in all states and once selected cannot be changed.

Please select only one option:

  ____ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
  ____ 4% Roll-Up Death Benefit (3% if the Owner is age 70 or older on the date of issue)
  ____ Highest Anniversary Value Death Benefit
  ____ Combination of Options 1 and 3 above.
  ____ Combination of Options 2 and 3 above.

Additional charges will apply. Please see the prospectus for details.

12. Other Optional Benefits

All optional benefits may not be available in all states and once selected cannot be changed.

A. Earnings Protection Benefit

____ EarningsMaxSM

B. Guaranteed Living Benefit Options (may select only one)

____ Guaranteed Minimum Income Benefit
____ Guaranteed Minimum Withdrawal Benefit

C. Contract Enhancement Options (may select only one)

____ 2% of first-year premium
____ 3% of first-year premium
____ 4% of first-year premium

D. Withdrawal Options

____ 20% Free Withdrawal Benefit2,3
____ 3-Year Withdrawal Charge Schedule1
____ 5-Year Withdrawal Charge Schedule3

Additional charges will apply. Please see the prospectus for details.

1Not available if any premium is allocated to the Indexed Fixed Option.
2May not be selected in combination with either the 3% or 4% Contract Enhancement.
3May not be selected in combination with the 3-Year Withdrawal Charge Schedule.

ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, AND TENNESSEE RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

VDA 105 Rev. 08/03                                                                                                                     V4373 Rev. 08/03

13. IMPORTANT - Please read carefully.

  I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.
  I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
  I (We) understand that annuity benefits and withdrawal values, if any, when based on the investment experience of a Portfolio in the separate account of JNL are variable and may be increased or decreased, and the dollar amounts are not guaranteed.
  I (We) have been given a current prospectus for this variable annuity for each available Portfolio and an Indexed Fixed Option Product Brochure.
  The Contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.
  I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
  I (We) understand that allocations to the Fixed Account Options or the Indexed Fixed Option are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred.
  If an Indexed Fixed Option is applicable, I (we) hereby understand that annuity premiums and benefits of the Indexed Fixed Option, if any, are calculated based on the changes in an external index. While the Indexed Fixed Option Value may be affected by the external index, the Indexed Fixed Option does not directly participate in any stock or equity investments.

14. Signatures

Signed At (city, state) ___________	Date Signed ___________ (mm/dd/yyyy)
Owner's Signature ___________	Annuitant's Signature (if other than Owner) ___________
Joint Owner's Signature ___________	Joint Annuitant's Signature (if other than Joint Owner)___________

15. Financial Representative’s Statement

I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including Contract restrictions and charges; I believe this transaction is suitable given the client’s financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant’s statement as to whether or not an existing life insurance policy or annuity Contract is being_ replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)

Financial Representative’s Full Name (please print) ___________
Phone No. (include area code) ___________
Financial Representative’s Signature ___________
ID No. (Florida, only) ___________
Date Signed (mm/dd/yyyy) ___________
Address (number and street) ___________
City, State, ZIP ___________
E-Mail Address ___________
Contact your home office for program information.    _____ Option A      _____ Option B     _____ Option C
Broker/Dealer Name and No. ___________
JNL Financial Representative No. ___________

Mailing Address and Contact Information

For Contracts purchased through a non-bank Broker/Dealer, send to:
Regular Mail	Overnight Mail
JNL® Service Center	JNL Service Center
P.O. Box 378002	8055 E. Tufts Ave., 2nd Floor
Denver, CO 80237-8002	Denver, CO 80237

Customer Care: 800/766-4683 (7:00 a.m. to 6:00 p.m. MT)
Fax: 800/701-0125
E-Mail: contactus@jnli.com

For Contracts purchased through a Bank or Financial Institution, send to:
Regular Mail	Overnight Mail
JNL/IMG Service Center	JNL/IMG Service Center
P.O. Box 30392	1 Corporate Way
Lansing, MI 48909-7892	Lansing, MI 48951

Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
Fax: 517/706-5534
E-Mail: contactus@jnli.com

Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value * Not a deposit * Not insured by any federal agency

VDA 105 Rev. 08/03                                                                                                                      V4373 Rev. 08/03